UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 6, 2024
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Civeo Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-36246	98-1253716
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Allen Center

333 Clay Street,	Suite 4980

Houston,	Texas	77002
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value	CVEO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2024, Civeo Corporation (the “Company” or “Civeo”) appointed E. Collin Gerry as the Company’s Senior Vice President, Chief Financial Officer and Treasurer, effective as of August 1, 2024. Mr. Gerry will replace Barclay Brewer, who has been serving as Interim Senior Vice President, Chief Financial Officer and Treasurer since March 5, 2024, and will remain employed with the Company as the Vice President and Chief Accounting Officer, effective as of August 1, 2024.

Mr. Gerry has held several executive positions with Civeo since May 2014, including serving as Senior Vice President of Canadian Operations since May 2020, and Vice President of Corporate and Business Development from September 2016 to May 2020. Prior to joining Civeo, Mr. Gerry served as Senior Vice President within the equity research department of Raymond James, with a specific focus on energy markets and the oilfield services industry including Civeo’s prior parent Oil States International. Mr. Gerry holds a Bachelor of Business Administration degree from The University of Texas at Austin.

In connection with his appointment, Mr. Gerry will receive a base salary of $380,000 per year with targeted annual cash bonus of 60% of his salary. Mr. Gerry also received an additional grant of phantom shares (which vest over three years) with a fair value on the grant date of $92,000. This grant was in addition to the equity grant of $478,000 that Mr. Gerry received in March 2024 in connection with his prior position with the Company.

There is no arrangement or understanding between Mr. Gerry and any other person pursuant to which he was appointed as an officer or director of the Company; there is no family relationship between Mr. Gerry and any of the Company’s directors or other executive officers; and Mr. Gerry is not a party to any transactions of the type that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2024

            CIVEO CORPORATION

                    By: /s/ Bradley Dodson ,
                    Name:    Bradley Dodson
Title:    President and Chief Executive Officer